UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 17, 2025
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OneWater Marine Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (678) 541-6300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ONEW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On November 17, 2025, OneWater Marine Inc. (the “Company”) entered into Amendment No. 7 to Amended and Restated Credit Agreement and Amendment to Pledge and Security Agreement ("Amendment No.7") to, among other things, (i) modify certain definitions, covenants, terms and conditions and (ii) modify the maturity date to be July 31, 2027, and in connection therewith, the repayment schedule, including certain adjustments to applicable interest rates. The foregoing description is qualified in its entirety by reference to the full text of Amendment No. 7, which is filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
On November 17, 2025, the Company entered into the Third Amendment to Eighth Amended and Restated Inventory Financing Agreement, Omnibus Amendment to Collateralized Guarantees, and First Amendment to Consent Agreement (the "Third Amendment") to, among other things, (i) modify certain definitions, covenants, terms and conditions, (ii) modify the termination date of the Third Agreement to be March 1, 2027, and (iii) adjust the maximum borrowing capacity to $497.1 million and permit an additional $38.7 million in availability for overtrade capacity. The foregoing description is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
*10.1¥#	Amendment No. 7 to Amended and Restated Credit Agreement and Amendment to Pledge and Security Agreement, dated as of November 17, 2025, by and among One Water Assets & Operations, LLC, One Water Marine Holdings, LLC, OneWater Marine Inc. and certain of its subsidiaries from time to time, the lenders from time to time party thereto, and Truist Bank as the Administrative Agent.
*10.2¥#	Third Amendment to Eighth Amended and Restated Inventory Financing Agreement, Omnibus Amendment to Collateralized Guarantees, and First Amendment to Consent Agreement, dated as of November 17, 2025, between Wells Fargo Commercial Distribution Finance, LLC as Agent for the several financial institutions that may from time to time become party thereto and Dealers that may from time to time become party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
¥	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission on request
#	Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. An unredacted copy of the exhibit will be furnished to the Securities and Exchange Commission on request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

	By:	/s/ Jack Ezzell
	Name:	Jack Ezzell
	Title:	Chief Operating Officer and Chief Financial Officer
Dated: November 21, 2025